                                                                   Exhibit 10.36

                              RELOCATION AGREEMENT

This Relocation Agreement is dated as of December 18, 1997. Silicon Valley Bank ("Bank") and Silicon Valley Bancshares ("Company") have asked Kenneth P. ("KW") and Ruth Wilcox (together the "Wilcoxes'") to relocate to California in conjunction with KW's promotion to Chief Banking Officer. The Wilcoxes' have agreed.

Bank, Company and the Wilcoxes' agree as follows:

MOVE

1.  KW will move to California on or about April 1, 1998.

2.  Bank will provide a reasonable relocation package for the Wilcoxes' move.

WILCOX REPRESENTATIONS

3.  The Wilcoxes' represent that:

    a. They reasonably expect to, and will, itemize deductions on their income tax filings through calendar year 2002.

    b.  The California residence will be their primary residence.

RELOCATION LOANS

4. Company will make the Wilcoxes' the following two interest free relocation loans to be used only to purchase their primary residence in California. The Wilcoxes' agree to repay the loans as follows:

    a. $250,000 payable at $50,000 each December 1st beginning December 1, 1998 (with the final $50,000 installment payable on December 1, 2002); and

    b.  $600,000 due in full on December 1, 2002.

Both loans will be secured by a second deed of trust on the Wilcoxes' California primary residence in the form of Exhibit A.

EMPLOYMENT TERMINATION


5. If KW leaves for any reason then the $250,000 is due and payable immediately.

6. If KW resigns or is involuntarily terminated before December 1, 2002 for any reason except death, or an Involuntary Termination or Constructive Termination following a Change in Control (all as defined and further described in the Executive Change in Control Severance Benefits Agreement dated August 12, 1996, as renewed from time to time) then the $600,000 loan will be due and payable within a reasonable time not exceeding one year from the resignation or termination date.

                                                          Exhibit 10.36

7.  If employment terminates by KWs' death before December 2, 2002 then:

    a.  the $600,000 loan will be due and payable as in 4.b.; and

    b. Bank will provide a reasonable relocation package so that if Ruth Wilcox chooses she and her family may return to Massachusetts.

8. If employment terminates by an Involuntary Termination or Constructive Termination following a Change in Control then the $600,000 will be due as described in 4.b.

WILCOXES' RIGHTS NOT TRANSFERABLE

9. The Wilcoxes' rights to the interest free loans under this Agreement are not transferable.

NOT AN EMPLOYMENT AGREEMENT

10. This Agreement is a relocation agreement, not an employment agreement or contract.

CHOICE OF LAW

11.  California law governs this agreement.


Silicon Valley BankSilicon Valley Bancshares

/s/ John C. Dean                        /s/ John C. Dean
-------------------------------         -------------------------------
signature                               signature

John C. Dean, President & Chief         John C. Dean, President & Chief
-------------------------------         -------------------------------
     Executive Officer                       Executive Officer
-------------------------------         -------------------------------
name and title                          name and title

       December 18, 1997                        December 18, 1997
-------------------------------         -------------------------------
date                                    date



Kenneth P. Wilcox                       Ruth Wilcox

/s/ Kenneth P. Wilcox                   /s/ Ruth Wilcox
-------------------------------         -------------------------------
signature                               signature

December 18, 1997                       December 18, 1997
-------------------------------         -------------------------------
date                                    date

                                                          Exhibit 10.36

                                 EXHIBIT A

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Silicon Valley Bancshares
3003 Tasman Drive
NC812/ Legal Department
Santa Clara, CA  95054


                                                     (FOR RECORDER'S USE)
-------------------------------------------------------------------------


                               DEED OF TRUST


This Deed of Trust is made as of _______________, among _______________, whose address is _______________________________, herein called Trustor, ________________________, herein called Trustee, and Silicon Valley Bancshares, herein called Beneficiary.

Trustor hereby irrevocably grants, transfers, assigns to Trustee in trust, with power of sale that certain real property in ______________________________, more particularly described on Exhibit "A" attached hereto, for purposes of securing (1) payment of the sum of $___________________ according to the terms of that certain Agreement being executed herewith made by Trustor and payable to the Beneficiary or (2) performance of each agreement of Trustor incorporated herein.

This Deed of Trust applies to, inures for the benefit of, and binds all the parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.

SIGNATURE OF TRUSTOR:


------------------            -----------------
NAME                          NAME